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                                                                    EXHIBIT 99.1


    Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Texas United Bancshares, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. Don Stricklin, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and operating results of the Company.



                                        /s/ L. Don Stricklin
                                        -------------------------------------
                                        L. Don Stricklin
                                        President and Chief Executive Officer
                                        November 14, 2002